UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                             reported) July 28, 2005

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

   Delaware                       001-32320                     43-1883836
---------------                 -------------                -------------------
(State or Other                  (Commission                   (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)


        1954 Innerbelt Business Center Drive                         63114
                St. Louis, Missouri                              --------------
        -----------------------------------------                  (Zip Code)
        (Address of Principal Executive Offices)

                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------

     On July 28, 2005, Build-A-Bear Workshop, Inc. (the "Company") issued a press release announcing, among other things, total revenue, net income, net retail sales, gross margin and diluted earnings per share for the second quarter of fiscal 2005. The press release also included expected earnings and diluted earnings per share for the full year of fiscal 2005. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

     In response to the request of certain investors and analysts for access to historical quarterly financial information and store data in order that they may perform various financial analyses, we are providing quarterly financial information for fiscal years 2003 and 2004 as Exhibit 99.2 hereto. As a result of becoming a public company in October 2004, portions of this quarterly information has not heretofore been available in publicly accessible reports. This financial information and selected store data has been prepared by management without the review of an independent registered public accounting firm. This information is condensed in nature and does not contain all of the information normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles.

     As previously disclosed, the Company determined, on February 25, 2005, that it would correct its then current method of accounting for rent holidays and landlord allowances in connection with its store and headquarters leases and restate prior period results. Please see the Company's annual report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2005 for further information. All financial information included in Exhibit 99.2 hereto has been restated to reflect the impact of the changes noted above. The financial information for periods that were publicly presented prior to the restatement has been marked as restated in Exhibit 99.2.


Item 9.01         Financial Statements and Exhibits.
----------------------------------------------------

(c)  Exhibits


Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated July 28, 2005

99.2 Interim financial information for the Company's 2003 and 2004 fiscal years.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BUILD-A-BEAR WORKSHOP, INC.



Date: July 28, 2005             By:     /s/ Tina Klocke
                                        -----------------------------------
                                        Name:  Tina Klocke
                                        Title:  Chief Financial Bear, Secretary
                                        and Treasurer

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated July 28, 2005

99.2 Interim financial information for the Company's 2003 and 2004 fiscal years.



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